FEDERAL HOME LOAN BANK ADVANCES	12 Months Ended
Dec. 31, 2014
FEDERAL HOME LOAN BANK ADVANCES
FEDERAL HOME LOAN BANK ADVANCES

NOTE 10 - FEDERAL HOME LOAN BANK ADVANCES

	2014	2013

Long Term Advances
Maturities range from August 2015 through March 2030, fixed rates from 1.00% to 7.23%, averaging 1.87% in 2014 and 2.22% in 2013	$83,784,615	$57,846,833

Short Term Advances
One advance which matures in January 2015 and has a fixed rate of 0.14%	$10,000,000	—

Advances are paid either on a monthly basis or at maturity.  All advances require a prepayment penalty, and are secured by the FHLB stock and substantially all first mortgage residential, multi-family and farm real estate loans.

Scheduled principal payments due on advances during the years subsequent to December 31, 2014 are as follows:

2015	$20,955,803
2016	8,566,968
2017	12,700,223
2018	15,451,953
2019	10,329,413
Thereafter	25,780,255

$93,784,615